SECURITIES AND EXCHANGE COMMISSION
           Washington, DC  20549




                  FORM 8-K




               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 4, 2002



           ORBIT E-COMMERCE, INC.
(Exact name of Registrant as specified in its charter)




Nevada                        001-03323           91-197860
(State or other jurisdiction  (Commission  (I.R.S. Employer
of incorporation or           File number)   Identification
organization)                                       Number)



14845 Yonge Street
Aurora, Ontario, Canada                         L4G 6H8
(Address of principal                     (Postal Code)
executive offices)



Registrant's telephone number, including area code:
(416) 860-6249

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective as of December 4, 2002, BDO Dunwoody LLP resigned as the principal independent accountants of Orbit E-Commerce, Inc. (the "Company") and the Company engaged Kempisty & Company, Certified Public Accountants, P.C. as its principal independent accountants to audit the financial statements of the Company.

     For the past two fiscal years, the reports of the former independent accountants, BDO Dunwoody LLP, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its report for the year ended July 31, 2002.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph
304(a)(1)(iv)(B) of Regulation S-B).

     The change in the Company's independent accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Kempisty & Company, Certified Public Accountants, P.C., neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Kempisty & Company, Certified Public Accountants, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S-B).

     The Company has requested BDO Dunwoody LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 4, 2002, is filed as Exhibit 16.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


   Exhibits:                                         Page


16.1  Letter re change in certifying accountant        4

                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ORBIT E-COMMERCE, INC.
                             (Registrant)


Dated:    December 9, 2002   By:       /s/ Douglas C. Lloyd
                             Name:     Douglas C. Lloyd
                             Title:    President and
                                       Chief Executive Officer